UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

SYNOPSYS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-19807	56-1546236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

675 Almanor Ave.
Sunnyvale, California 94085
(Address of Principal Executive Offices) (Zip Code)

(650) 584-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value of $0.01 per share)	SNPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01.	Other Events.

As previously announced on January 15, 2024, Synopsys, Inc., a Delaware corporation (“Synopsys”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Synopsys, ANSYS, Inc., a Delaware corporation (“Ansys”), and ALTA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Synopsys (“Merger Sub”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, Merger Sub will merge with and into Ansys (the “Merger”), with Ansys surviving the Merger as a wholly owned subsidiary of Synopsys.

On May 14, 2024, Synopsys received a notice from the State Administration for Market Regulation of the People’s Republic of China, which acknowledges Synopsys’ contemplated acquisition of Ansys is below the Chinese merger notification thresholds set by the State Council but takes the position that Synopsys is required to notify the transaction. At this time, Synopsys is coordinating with Ansys on next steps.  The transaction is anticipated to close in the first half of 2025, subject to approval by Ansys shareholders, the receipt of required regulatory approvals and other customary closing conditions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Important Information and Where to Find It

This communication relates to a proposed transaction between Synopsys and Ansys. In connection with the proposed transaction, Synopsys filed with the SEC, and the SEC has declared effective on April 17, 2024, a registration statement on Form S-4 (File No. 333-277912), that included a prospectus with respect to the shares of common stock of Synopsys to be issued in the proposed transaction and a proxy statement of Ansys and is referred to as the proxy statement/prospectus.  Each party may also file other documents regarding the proposed transaction with the SEC. This document and the information contained herein is not a substitute for the proxy statement/prospectus or registration statement or any other document that Synopsys or Ansys may file with the SEC. The definitive proxy statement/prospectus will be mailed to all Ansys stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Synopsys or Ansys through the website maintained by the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

The documents filed by Synopsys with the SEC also may be obtained free of charge at Synopsys’ website at https://investor.synopsys.com/overview/default.aspx or upon written request to Synopsys at Synopsys, Inc., 675 Almanor Avenue, Sunnyvale, California 94085, Attention: Investor Relations. The documents filed by Ansys with the SEC also may be obtained free of charge at Ansys’ website at https://investors.ansys.com/ or upon written request to kelsey.debriyn@ansys.com.

Participants in the Solicitation

Synopsys, Ansys and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ansys’ stockholders in connection with the proposed transaction. Information about Ansys’ directors and executive officers and their ownership of Ansys’ common stock is set forth in Ansys’ proxy statement for its 2024 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 10, 2024. To the extent that holdings of Ansys’ securities have changed since the amounts printed in Ansys’ proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2024 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on February 16, 2024 and Synopsys’ subsequent filings with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus filed by Synopsys and declared effective by the SEC on April 17, 2024, and any other relevant documents that are filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication and the information contained herein are for informational purposes only and are not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Synopsys and Ansys. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these words or other comparable terminology to convey uncertainty of future events or outcomes. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many risks, uncertainties and other factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, anticipated tax treatment and unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, pricing trends, future prospects, credit ratings, business and management strategies which may adversely affect each of Synopsys’ and Ansys’ business, financial condition, operating results and the price of their common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Ansys and the receipt of certain governmental and regulatory approvals on the terms expected, in a timely manner, or at all, (iii) the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect, following completion of the proposed transaction (if completed), the combined company or the expected benefits of the proposed transaction (including as noted in any forward-looking financial information), (iv) uncertainties as to access to available financing (including any future refinancing of Ansys’ or the combined company’s debt) to consummate the proposed transaction upon acceptable terms and on a timely basis or at all, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the proposed transaction on Ansys’ or Synopsys’ business relationships, competition, business, financial condition, and operating results, (vii) risks that the proposed transaction disrupts current plans and operations of Ansys or Synopsys and the ability of Ansys or Synopsys to retain and hire key personnel, (viii) risks related to diverting either management team’s attention from ongoing business operations of Ansys or Synopsys, (ix) the outcome of any legal proceedings related to the merger agreement or the proposed transaction, (x) the ability of Synopsys to successfully integrate Ansys’ operations and product lines, (xi) the ability of Synopsys to implement its plans, forecasts, expected financial performance and other expectations with respect to Ansys’ business or the combined business after the completion of the proposed transaction and realize the benefits expected from the proposed transaction (if completed) as well as manage the scope and size of the combined company, (xii) the ability of Synopsys to manage additional debt and debt covenants as well as successfully de-lever following the proposed transaction and the outcome of any strategic review and any resulting proposed transactions, (xiii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xiv) uncertainty in the macroeconomic and geopolitical environment and its potential impact on the semiconductor and electronics industries, (xv) uncertainty in the growth of the semiconductor, electronics and artificial intelligence industries, (xvi) the highly competitive industries Synopsys and Ansys operate in, (xvii) actions by the U.S. or foreign governments, such as the assessment of fines or the imposition of additional export restrictions or tariffs, (xviii) consolidation among Synopsys’ customers and within the industries in which Synopsys operates, as well as Synopsys’ dependence on a relatively small number of large customers, (xix) the evolving legal, regulatory and tax regimes under which Ansys and Synopsys operate and (xx) restrictions during the pendency of the proposed transaction that may impact Ansys’ or Synopsys’ ability to pursue certain business opportunities or strategic transactions. These risks, uncertainties and factors, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus filed with the SEC in connection with the proposed transaction. While the list of risks, uncertainties and factors presented here, and the list of risks presented in the proxy statement/prospectus, is considered representative, no such list is exhaustive. Unlisted risks, uncertainties and factors may present significant additional obstacles to the realization of forward-looking statements.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Synopsys and Ansys described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Synopsys’ and Ansys’ control, and are not guarantees of future results. Readers are cautioned not to put undue reliance on forward-looking statements, and Synopsys and Ansys assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Synopsys nor Ansys gives any assurance that either Synopsys or Ansys will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOPSYS, INC.

Dated: May 16, 2024	By:	/s/ John F. Runkel, Jr.
	Name:	John F. Runkel, Jr.
	Title:	General Counsel and Corporate Secretary